UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 1, 2005
(Date Of Earliest Event Reported  July 28, 2005)

NALCO HOLDINGS LLC

Delaware        73-1683500
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On August 1, 2005, Nalco Holdings LLC (“the Company”) filed a Current Report on Form 8-K that inadvertently included information from a filing originally made on June 29, 2005. Accordingly, the Company hereby amends the Current Report to read in its entirety as follows:

Item 2.02. Results of Operations and Financial Conditions

On July 28, 2005, Nalco Holding Company, parent to Nalco Holdings LLC, announced its second quarter 2005 sales and earnings results. A copy of that release is being furnished to the SEC as an exhibit to this form.

This earnings press release includes “non-GAAP financial measures.” Specifically, the release refers to:
•	EBITDA

EBITDA is not a measurement recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures presented by other companies.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	Press release of Nalco Holding Company, parent to Nalco Holdings LLC, dated July 28, 2005, describing its second quarter 2005 sales and earnings results.

The information in this Form 8-K and the exhibit attached hereto, pursuant to Item 2.02, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be incorporated by reference into any filings under the Securities Act or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                                    NALCO HOLDING COMPANY

                                                     /s/ Stephen N. Landsman
                                                                Secretary
Date: August 1, 2005